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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):  06/22/2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

         Delaware                     000-20201              06-0967107
(State or other jurisdiction of (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                          Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina          29625
(Address of principal executive offices)                (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

Item 8.01.  Other Events.

On June 22, 2006, Hampshire Group, Limited (the "Company") announced that the Audit Committee of its Board of Directors (the "Audit Committee") has determined to investigate issues related to, among other things, the misuse and misappropriation of assets for personal benefit, certain related party transactions, tax reporting, internal control deficiencies and financial reporting and accounting for expense reimbursements, in each case involving certain members of Hampshire's senior management. The Audit Committee has engaged independent counsel to conduct the investigation.

Pending the outcome of the investigation, the Board of Directors has placed Ludwig Kuttner, Hampshire's Chief Executive Officer, Charles Clayton, Hampshire's Executive Vice President and Treasurer and former Chief Financial Officer, Roger Clark, Hampshire's Vice President of Finance and Principal Accounting Officer, and two personal assistants on administrative leave.

Michael Culang, President and Chief Executive Officer of Hampshire Designers, Inc., has agreed to serve as Hampshire's interim Chief Executive Officer effective immediately.

In addition, Eugene Warsaw, Hampshire's former Senior Executive Vice President and Chief Marketing Officer, has agreed to assist the Board of Directors effective immediately. Mr. Warsaw retired from his positions with the Company effective December 31, 2005. Mr. Warsaw previously also served as a director of the Company from 1994 through 2004 and President and Chief Executive Officer of Hampshire Designers, Inc. from 1987 through 2004. Prior to joining the Company, Mr. Warsaw served as President and Chief Executive Officer of the Private Label Sportswear Division of Phillips-Van Heusen and President of Somerset Knitting Mills. Pursuant to Mr. Warsaw's previous employment arrangement with the Company, Mr. Warsaw is entitled to post retirement benefits in the amount of approximately $1,450,000 payable to Mr. Warsaw over a three year period beginning in 2006.

The press release announcing the Audit Committee investigation is filed as
Exhibit 99.1 to this Form 8-K and incorporated herein by reference in its entirety.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired

          None

(b)  Pro Forma Financial Information

          None

(c)  Shell Company Transactions

          None


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(d)  Exhibits

     Exhibit 99.1 -- Press Release issued by Hampshire Group, Limited on June 22, 2006 announcing the Audit Committee investigation.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        HAMPSHIRE GROUP, LIMITED


                                        By: /s/ Heath L. Golden
                                           -------------------------------------
                                           Name:  Heath L. Golden
                                           Title: General Counsel


Dated: June 22, 2006